Location/Identification

MINFILE Number: 082LSW069

Name(s): **BOUL**
BOUL 1, BOUL 5, BOULEAU

Status: Showing

Mining Division: Vernon
Electoral District: Okanagan-Vernon
Forest District: Okanagan Shuswap Forest District

Regions: British Columbia
BCGS Map: 082L022
NTS Map: 082L05E
Latitude: 50 15 21 N
Longitude: 119 37 40 W
Elevation: 1700 metres
Location Accuracy: Within 500M
Comments: Centre of a zone of gold-bearing quartz veins (Assessment Report 21877).

UTM Zone: 11 (NAD 83)
Northing: 5570380
Easting: 312688

Mineral Occurrence

Commodities: Gold, Silver

Minerals

Significant: Gold
Significant Comments: Electrum is likely present.
Associated: Quartz, Chalcedony

Mineralization Age: Mesozoic-Cenozoic

Deposit

Character: Vein, Stockwork
Classification: Epithermal
Dimension: 1000x600x0 metres
Comments: Surface dimensions of the area containing gold-bearing quartz veinlets.

Host Rock

Dominant Host Rock: Plutonic

Stratigraphic Age	Group	Formation	Igneous/Metamorphic/Other
Middle Jurassic	-----	-----	Unnamed/Unknown Informal

Isotopic Age	Dating Method	Material Dated
---	---	-

Lithology: Granodiorite

Comments: Informally named Terrace Creek batholith.

Geological Setting

Tectonic Belt: Intermontane
Terrane: Plutonic Rocks, Harper Ranch
Physiographic Area: Thompson Plateau

Inventory

No inventory data

Capsule Geology

The Boul showing is located 26 kilometres west of Vernon, between Whiteman and Bouleau Creeks.

In this area, Devonian to Triassic sedimentary and volcanic rocks of the Harper Ranch Group are intruded by Middle Jurassic granitic rocks of the informally named Terrace Creek batholith. Eocene Penticton Group volcanic rocks overlie the igneous and sedimentary rocks. Eocene Coryell rhyodacite porphyry to syenite plugs and dikes intrude these rocks.

Quartz veins within foliated Middle Jurassic granodiorite host gold and silver mineralization. Numerous quartz vein and veinlets, sometimes forming stockworks, carry native gold and/or electrum, and occur over a 1000 by 600 metre area. The precious metal veins have a very fine grained saccharoidal texture with local colloform chalcedonic banding. The veins are narrow (up to 0.4 metre thick) and discontinuous (up to 15 metres long). Assay values up to 27 grams per tonne gold and 180 grams per tonne silver are reported, although average values are much lower (Assessment Report 21877).

In 1988-90, Chevron Mineral Ltd. carried out a soil geochemistry program and in 1991 Inco Exploration and Technical Services Inc. conducted geological mapping and rock sampling.

Bibliography

EMPR ASS RPT 18541, 18542, *20969, *21877
EMPR FIELDWORK 1982, pp. 89-92; 1987, pp. 55-58; 1988, pp. 355-363
EMPR MAP 37, 5214G, 7216G
EMPR OF 1989-5, 1990-30
EMPR PF (In 082LSW General - Claim Map, 1966)
EMPR RGS 1976
GSC MEM 296
GSC OF 637, 736, 2167
GSC P 89-1E pp. 51-60
PR REL Solomon Resources Ltd., Feb.14, 18, 2003
Chevron File

Date Coded:	1993/03/31	**Coded By:**	Discovery Consultants(DISC)	**Field Check:**	Y
Date Revised:	2008/01/31	**Revised By:**	Laura deGroot(LDG)	**Field Check:**	N